MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MULTI-MANAGER FUNDS

SUPPLEMENT DATED MARCH 15, 2010 TO PROSPECTUS DATED JULY 31, 2009

On February 19, 2010, the Board of Trustees of the Northern Multi-Manager Funds (the “Board”) approved the appointment of Trilogy Global Advisors, LLC (“Trilogy”) to sub-advise a portion of the Multi-Manager Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) effective March 15, 2010. Upon the recommendation of the Emerging Markets Equity Fund’s Investment Advisers, the Board determined that the hiring of Trilogy would be in the best interests of the Emerging Markets Equity Fund’s shareholders. A discussion regarding the Board’s basis for approving the Emerging Markets Equity Fund’s sub-advisory agreement with Trilogy will be available in an Information Statement to be mailed to shareholders on or before June 11, 2010, as well as the Northern Multi-Manager Funds’ annual report to shareholders for the fiscal year ending March 31, 2010.

Accordingly, the paragraph below is added to the “Fund Management – Multi-Manager Emerging Markets Equity Fund” section on page 24 of the Prospectus:

Trilogy Global Advisors, LLC (“Trilogy”). Trilogy has managed a portion of the Emerging Markets Equity Fund since March 15, 2010. Trilogy is located at 1114 Avenue of the Americas, 28th Floor, New York, NY 10036 and was founded in 1999. As of September 30, 2009, Trilogy had assets under management of approximately $12.3 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Trilogy. The team consists of Pablo Salas, who is a Senior Portfolio Manager, William Sterling, who is the Chief Investment Officer and a Senior Portfolio Manager, and Bob Beckwitt, who is a Senior Portfolio Manager. Trilogy follows a consistent bottom-up, growth-oriented investment process based on the belief that future earnings is a key determinant of long-term equity returns. The research discipline focuses on identifying companies with a high level of sustainable earnings power or the near-term potential to achieve such earnings power. Accordingly, Trilogy’s portfolios contain a mix of both traditional growth companies and early stage growth companies. Trilogy’s overall goal is to provide above benchmark returns at a moderate level of risk.

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On February 19, 2010, the Board also approved the termination of William Blair & Company, LLC (“William Blair”) as a sub-adviser to the Multi-Manager Small Cap Fund (the “Small Cap Fund”), effective March 15, 2010, and the appointment of Riverbridge Partners, LLC (“Riverbridge”) to sub-advise the portion of the Small Cap Fund previously managed by William Blair, effective March 15, 2010. Upon the recommendation of the Small Cap Fund’s Investment Advisers, the Board determined that the hiring of Riverbridge would be in the best interests of the Small Cap Fund’s shareholders. A discussion regarding the Board’s basis for approving the Small Cap Fund’s sub-advisory agreement with Riverbridge will be available in an Information Statement to be mailed to shareholders on or before June 11, 2010, as well as the Northern Multi-Manager Funds’ annual report to shareholders for the fiscal year ending March 31, 2010.

Accordingly, the last paragraph regarding William Blair beginning on page 29 is deleted and the paragraph below is added to the “Fund Management – Multi-Manager Small Cap Fund” section on page 29 of the Prospectus:

Riverbridge Partners, LLC (“Riverbridge”). Riverbridge has managed a portion of the Small Cap Fund since March 15, 2010. Riverbridge is located at 801 Nicollet Mall Suite 600, Minneapolis, MN 55402 and was founded in 1987. As of December 31, 2009, Riverbridge had assets under management of approximately $1.73 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Riverbridge. The team is led by Mark A. Thompson and also consists of Rick D. Moulton, CFA, Principal and Portfolio Manager, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst.

Each member of the team is responsible for both research and portfolio management functions. Mr. Thompson co-founded Riverbridge in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge investment disciplines. Mr. Moulton joined Riverbridge in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Feick and Mr. Dobrzynski joined Riverbridge in January 1992 and May 1998, respectively, and are each responsible for securities analysis across all industry sectors. The Riverbridge team believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

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NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTSPTMMF	(3/10)

NORTHERN FUNDS PROSPECTUS